UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                                Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES

FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(4)	Proposed maximum aggregate value of transaction:

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THIS FILING CONSISTS OF (I) A TRANSCRIPT OF A RECORDED MESSAGE TRANSMITTED TO SHAREHOLDERS OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND REGARDING THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS, TO BE HELD ON OCTOBER 28, 2020, AND THE RELATED PROXY STATEMENT; (II) A “FACT SHEET” REGARDING THE MEETING; (III) FREQUENTLY ASKED QUESTIONS (FAQ’s) REGARDING THE MEETING AND RELATED PROXY STATEMENT; (IV) CALL CENTER PHONE SCRIPTS RELATED TO THE MEETING; AND (V) A LETTER TO SHAREHOLDERS REGARDING THE MEETING.

Call Script to Shareholders

Hello my name is Thomas Fuccillo and I am the President and CEO of the AllianzGI Funds. I am calling regarding a very important initiative the AllianzGI Funds are about to undertake. We recently sent you proxy materials regarding the Special Meeting of Shareholders scheduled to take place on October 28th, 2020.

Since your vote is extremely important, we are offering you the ability to cast your voting instructions for the upcoming Annual Meeting of Shareholders with a proxy representative. This process is simple, does not require any confidential information and will only take a moment of your time. To vote with a proxy representative, please press 1 now.

If you have any questions about the Special Meeting or would like to review the meeting agenda, please press 2 now. For more information about your investment with the AllianzGI Funds, please press 3 now.

3 plays message below and forwards to information line

“You currently have an investment in one or more AllianzGI Funds. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

5 Plays the following message.

Thank you for your consideration. Have a nice day.

If you received this message on your answering machine you may contact us toll free at 1-866-342-4883 from 9am to 11pm Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello. We have been trying to reach you regarding an important initiative concerning your investment in the AllianzGI Funds.

Please contact us at your earliest convenience at 1-866-342-4883 between the hours of 9am and 11pm Eastern Time, Monday through Friday.

Your time is greatly appreciated. Thank you and have a good day.

CLOSED-END FUND PROXY FACT SHEET FOR: ALLIANZGI FUNDS

SPECIAL MEETING IMPORTANT DATES
Record Date	SEPTEMBER 10, 2020
Mail Date	SEPTEMBER 15, 2020
Meeting Date	OCTOBER 28, 2020 @ 12:00 PM (ET)
ADDITIONAL INFORMATION

CUSIPs	SEE PAGE 6
Tickers	SEE PAGE 6

S PECIAL MEETING LOCATION
OFFICES OF ALLIANZ GLOBAL INVESTORS U.S. LLC		VIRTUALLY
1633 BROADWAY	OR	VIA

NEW YORK, NEW YORK 10019	WEBCAST SEE PAGES 5 -6
CONTACT INFORMATION

Inbound Line	1-866-342-4883
Website	www.us.allianzgi.com

AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”)

AllianzGI Convertible & Income Fund (“NCV”)

AllianzGI Convertible & Income Fund II (“NCZ”)
AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”)	Allianz is pronounced as [AL] + [EE] + [ANZ]

AllianzGI Diversified Income & Convertible Fund (“ACV”)

AllianzGI Equity & Convertible Income Fund (“NIE”)

What are Shareholders being asked to vote on?

1.	Approval of a new Investment Advisory Agreement between such Fund and Virtus Investment Advisers, Inc.;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

2.	Approval of a new Subadvisory Agreement by and among such Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

3.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

AllianzGI Dividend, Interest & Premium Strategy Fund (“NFJ”)

What are Shareholders being asked to vote on?

1.	Approval of a new Investment Advisory Agreement with Virtus Investment Advisers, Inc. by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ);

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

2A.

Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ);

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

2B.

Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ);

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

3.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof;

BOARD OF TRUSTEES RECOMMENDATION – “FOR”

OVERVIEW OF PROPOSALS 1 & 2

What is happening?

The Board of Trustees (the “Board”) of each Fund is soliciting proxies from the Shareholders of such Fund in connection with the joint Special Meetings of Shareholders (the “Meetings”) to be held in person and virtually via webcast.

The Board of each Fund has considered a series of changes to such Fund that will allow a transition to a new management structure (the “Transition”) in line with the recently announced strategic partnership between Virtus Investment Advisers, Inc. (“Virtus”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).

What will be the changes to the Funds’ management structure?

On July 7, 2020, AllianzGI U.S., the current investment adviser to each Fund, announced that it had agreed to a strategic partnership with Virtus, which operates a multi-boutique asset management business.

Central to the strategic partnership, and subject to certain Shareholder approvals and additional terms and conditions, affiliates of Virtus will become investment adviser and administrator of certain of the Funds as well as other AllianzGI U.S.-managed products.

What will be the role of AllianzGI U.S. in its strategic partnership with Virtus?

AllianzGI U.S. teams will continue to manage each Fund in a sub-advisory capacity. AllianzGI U.S.’s Dallas-based Value Equity team, formerly known as NFJ Investment Group, will join Virtus as an affiliated manager and also manage NFJ in a sub-advisory capacity.

What are Shareholders being asked to approve?

Shareholders will be asked to consider and vote with respect to certain proposals related to the Transition. Specifically, Shareholders will be asked to consider approval of new investment advisory and sub-advisory agreements that will be necessary to complete the Transition.

As part of the Transition:

(i)	Virtus will serve as the new investment adviser to each Fund,

(ii)	AllianzGI U.S. will serve as subadviser to each Fund and

(iii)	NFJ Investment Group, LLC will serve as subadviser to NFJ.

Will the name of the Funds change once the Transition is completed?

Upon completion of the Transition (the “Closing”), it is expected that the naming convention of the Funds will change. “Virtus” will be inserted before the current name of each of the AllianzGI-Subadvised Funds and “Virtus NFJ” will replace “AllianzGI” in the current name of NFJ.

What will happen if Shareholders do not approve the Proposals?

Approval of the new investment advisory agreement is dependent on approval of the new subadvisory agreement and vice versa; neither proposal will proceed without approval of the other. Additionally, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Fund, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds.

Who is paying for the costs related to the Meeting?

The solicitation of proxies as well as the legal, audit and other costs of preparing, printing and mailing the Proxy Statement and the cost of holding the Meeting will be borne (i) 50% by AllianzGI U.S. and (ii) 50% by Virtus, regardless of whether the Closing occurs.

Proposal 1: Approval of a new Investment Advisory Agreement between each Fund and Virtus Investment Advisers, Inc.;

Why is AllianzGI U.S. being replaced as the investment adviser?

While AllianzGI U.S. has served the Funds well for many years, it has determined to exit the U.S. fund business except in its role as subadviser.

What are the benefits to Shareholders of the change to the Funds’ investment management?

The combination of AllianzGI U.S.’s portfolio management expertise with Virtus’ investment oversight and administration capabilities are intended to result in mutually beneficial growth.

●

Operational and Administrative Efficiencies. The Boards and AllianzGI U.S. believe that each Fund’s Shareholders will benefit by moving to a combined management structure due, in part, to the operational and administrative efficiencies that are expected to result from the Transition.

In coming to this conclusion, the Boards and AllianzGI U.S. considered, among other things, the following factors:

o

Virtus offers the Funds an integrated set of high-quality investment management, administrative and aftermarket support services under a single platform, which each Board and AllianzGI U.S. believe will allow for greater efficiencies, operational economies of scale and enhanced coordination among various investment management and administrative functions.

o	Virtus provides comprehensive and quality fund services; strong legal and compliance controls; and greater scale, leverage and negotiating power with service providers.

o	Virtus Fund Services, LLC, which is the fund administrator affiliated with Virtus, provides administrative services for approximately $44 billion in assets (as of July 31, 2020), including in open-end funds and closed-end funds which, like the Funds, are U.S. registered investment companies.

¦

The same investment professionals who are currently responsible for managing each Fund’s portfolios will continue to do so following the Transition, and each Fund will continue to have the same investment objective(s) and policies following the Transition.

Will approval of a new investment advisory agreement result in a change in Fund fees and expenses?

Aggregate fees paid to Virtus under the proposed Investment Advisory Agreements will not differ from the aggregate fees currently paid to AllianzGI U.S. under the applicable investment management agreement currently in effect for each Fund.

Virtus has agreed to contractually limit each Fund’s expenses for two years from the closing of the Transition, so that each Fund’s net total expenses do not exceed current levels.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1

Proposal 2 / 2A: Approval of a new Subadvisory Agreement by and among each Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC;

Proposal 2B: Approval of a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC by Shareholders of AllianzGI Dividend, Interest & Premium Strategy Fund (NFJ);

What are Shareholders being asked to approve?

Under the Proposal, two new Subadvisory Agreements are proposed:

(i)	a new subadvisory agreement with AllianzGI U.S. is proposed for each Fund and

(ii)	a new subadvisory agreement with NFJ Investment Group, LLC is proposed for NFJ (referred to, together with AllianzGI U.S., as the “Subadviser(s)”).

What are the benefits to Shareholders of the change to the Funds’ Subadvisers?

As investment adviser, Virtus would be responsible for overseeing the performance of AllianzGI U.S. as subadviser and NFJ Investment Group, LLC as subadviser, respectively. AllianzGI U.S. and Virtus believe that this arrangement provides an opportunity for Shareholders to benefit from each company’s strengths in a cohesive manner.

SHAREHOLDERS OF “NFJ” ONLY

●

The portfolio management team to be employed by NFJ Investment Group, LLC is the same portfolio management team currently providing portfolio management with respect to value equity strategies for NFJ as employees of AllianzGI U.S.

●

In connection with the strategic partnership between AllianzGI U.S. and Virtus, that team will no longer be employed by AllianzGI U.S. and will instead be employed by a new affiliate of Virtus expected to be called NFJ Investment Group, LLC.

●

The Subadvisory Agreement with the NFJ Investment Group, LLC calls for that portfolio management team to continue to provide the same portfolio management services, in the same strategies, as are currently being provided to NFJ.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 2

PROPOSAL 3: The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof;

What are Shareholders being asked to approve?

The Boards of the Funds know of no business other than the Proposals set forth in the Proxy Statement to be considered at the Meetings. If any other business is properly presented before the Meetings, including any adjournment or postponement thereof, the persons named as proxies will vote in their sole discretion.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 3

VOTING METHODS

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

IN PERSON:	You may vote in person at the Meeting.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

INFORMATION REGARDING THE VIRTUAL SPECIAL MEETINGS

The Funds and their management are sensitive to the health and travel concerns of the Funds’ Shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic known as “COVID-19”, the Meetings will be conducted in person and virtually via webcast. Any Shareholder wishing to participate in the Meetings by means of remote communication can do so.

TO PARTICIPATE IN THE VIRTUAL SPECIAL MEETINGS

Registered

●	E-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27, 2020 to register.

–	Include your Fund’s name in the subject line.

–	Provide your name and address in the body of the e-mail.

–	AST will then e-mail you the meeting login information and instructions for voting during the Meeting.

Beneficial

●	E-mail AST at attendameeting@astfinancial.com no later than 3:00 p.m. Eastern Time on October 27, 2020 to register.

–	Include your Fund’s name in the subject line.

–	Provide your name, address and proof of ownership as of September 10, 2020 from your intermediary.

To Vote at the Virtual Meeting

–	If you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting your Fund’s name(s), the number of Fund shares you held and your name and e-mail address.

–

You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line.

–	AST will then e-mail you the meeting login information and instructions for voting during the Meeting.

Proxy Materials Are Available Online at:

https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf

AST Fund Solutions is mentioned throughout the Proxy Statement and as proxy solicitor on page 33.

NAME OF FUND	TICKER	CUSIP
AllianzGI Artificial Intelligence & Technology Opportunities Fund	AIO	01883M101
AllianzGI Convertible & Income Fund	NCV	018828103
AllianzGI Convertible & Income Fund II	NCZ	018825109
AllianzGI Convertible & Income 2024 Target Term Fund	CBH	018829101
AllianzGI Diversified Income & Convertible Fund	ACV	01883H102
AllianzGI Equity & Convertible Income Fund	NIE	01883J108
AllianzGI Dividend, Interest & Premium Strategy Fund	NFJ	01883A107

▪	What is happening?

On July 7, 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) announced that it had agreed to a strategic partnership with Virtus Investment Partners, Inc., which operates a multi-boutique asset management business. Central to the strategic partnership, Virtus Investment Advisers, Inc. (“Virtus”) will become investment adviser to certain AllianzGI U.S.’s retail open- and closed-end funds, as well as the named investment adviser to AllianzGI U.S.’s retail separate account clients, while AllianzGI U.S. assumes the role of sub-adviser to these client assets. The transition to these new arrangements is expected to be completed at a time agreed by AllianzGI U.S. and Virtus (the “Closing”) prior to the end of 2020.

This FAQ focuses on matters on which shareholders of the AllianzGI U.S.’s closed-end funds will be asked to vote. Matters pertaining to other AllianzGI products are not addressed here; information on the AllianzGI retail open-end funds, is provided in a separate FAQ.

▪	Who is Virtus Investment Advisers, Inc.?

Virtus is a wholly-owned subsidiary of Virtus Partners, Inc., which in turn is a wholly-owned subsidiary of Virtus Investment Partners, Inc. Virtus acts as the investment adviser for over 40 mutual funds. As of June 30, 2020, Virtus had approximately $32.1 billion in assets under management. Virtus has acted as an investment adviser for over 80 years and is an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc., a publicly traded multi-manager asset management business.

▪	What is the impact to AllianzGI Closed-End Funds?

Under the strategic partnership, Virtus will become the investment adviser of each Fund, the governance of each Fund is expected to be more closely aligned with other Virtus-sponsored funds, and the same AllianzGI U.S. portfolio management teams will continue to manage the Funds in a sub-advisory capacity.

AllianzGI U.S.’s portfolio managers will continue to manage the Funds’ investment strategies in a subadvisory capacity either in their current roles as employees or associated persons of AllianzGI U.S. or, in the case of AllianzGI U.S.’s Dallas-based Value Equity U.S. team, as it pertains to the NFJ closed-end fund, as employees of NFJ Investment Group, LLC (the “Virtus Value Equity Subadviser”), a newly formed Virtus affiliated registered investment adviser.

As investment adviser, Virtus would be responsible for overseeing AllianzGI U.S. and a new Virtus-affiliated subadviser for NFJ, including the portfolio management teams of each AllianzGI closed-end fund.

▪	How will this Transition of the AllianzGI Closed-End Funds be accomplished?

The Funds will convene a joint special meeting of the Funds’ Shareholders, scheduled for October 28, 2020, for purposes of approving a series of changes that will allow a transition (the “Transition”) to a new management structure in line with the recently announced strategic partnership between AllianzGI U.S., the manager of the Funds, and Virtus. Assuming sufficient support for approving the Proposals, the Closing will be effected by AllianzGI U.S. and Virtus thereafter.

▪	What is happening to the Value Equity Team and the NFJ closed-end Fund?

The NFJ portfolio management team, to be employed by the Virtus Value Equity Subadviser, is the same portfolio management team currently providing portfolio management to NFJ, as employees of AllianzGI U.S. In connection with the strategic partnership between AllianzGI U.S. and Virtus, that team will no longer be employed by AllianzGI U.S. and will instead be employed by the Virtus Value Equity Subadviser.

Consistent with the proposed subadvisory agreement with the Virtus Value Equity Subadviser, the portfolio management team will continue to provide the same portfolio management services, in the same strategies, for the NFJ closed-end fund, as are currently being provided by AllianzGI U.S. No changes to the portfolio management team or the principal investment strategies or risks of the value equity strategies are expected in connection with the subadvisory agreement.

However, AllianzGI U.S., currently the investment manager, would cease providing services with respect to the value equity strategies. Furthermore, as investment adviser, Virtus would be responsible for overseeing the performance and operations of the Virtus Value Equity Subadviser and AllianzGI U.S. as subadviser.

▪	Will there be changes to the Investment Teams and / or to the investment strategies or processes of the Funds (AIO, ACV, NCV, NCZ, NIE, CBH, NFJ)?

There will be no changes to the investment teams, investment strategies or investment processes as a result of the Transition. Upon the Closing, it is also expected that the naming convention of the Funds will change. “Virtus” will be inserted before the current name of each of Fund other than NFJ, and “Virtus NFJ” will replace “AllianzGI” in the current name of NFJ. In addition, while it is possible the CUSIP numbers of the Funds may change, the Funds’ ticker symbols should remain the same.

▪

What are the specific series of changes Shareholders of the Funds are being asked to vote on that would help facilitate the strategic partnership arrangement between AllianzGI U.S., the Value Equity investment team and Virtus?

The specific matters on which Shareholders will be asked to vote, all of which are discussed in more detail in the Proxy Statement for the Funds (the “Proposals”), are as follows:

1. Approval of a new Investment Advisory Agreement with Virtus by Shareholders of each Fund;

2A. Approval of a new Subadvisory Agreement with AllianzGI U.S. by Shareholders of each Fund;

2B. Approval of a new Subadvisory Agreement with the Virtus Value Equity Subadviser by Shareholders of NFJ; and

3. To consider and act upon such other matters as may properly come before the Meetings and any adjourned or postponed session thereof.

2

▪	What is the Boards’ and AllianzGI U.S.’s Rationale for the Proposals?

The Board of Trustees of each Fund, including the Independent Trustees, unanimously recommends that Shareholders vote FOR the proposals, as applicable.

While AllianzGI U.S. has served the Funds well for many years, it has determined to exit the U.S. fund business except in its role as subadviser. The combination of AllianzGI U.S.’s portfolio management expertise with Virtus’ investment oversight and administration capabilities is intended to result in mutually beneficial growth.

▪	Are there contingencies to the Closing of the Transition?

The completion of the Transition is dependent on the mutual agreement of Virtus and AllianzGI U.S. to proceed with their strategic partnership and to transition operational control of the Funds. Even if Shareholders approve the Proposals for a particular Fund, Proposals 1 and 2 will not move forward if Virtus and AllianzGI U.S. do not proceed with the Closing of the Transition. This is because the proposed Transition relates to a new constellation of management arrangements. With respect to each Fund, Proposals 1 and 2 are contingent on one another. Approval of the new investment advisory agreement for each Fund is dependent on approval of the new subadvisory agreement and vice versa; neither Proposal will proceed without approval of the other. Lastly, there may be circumstances where a Fund does not reach a quorum or a sufficient number of votes to approve a Proposal, but AllianzGI U.S. and Virtus nevertheless proceed to Closing. In the absence of Shareholder approval of the new investment advisory and subadvisory agreements for one or more Fund, there would be no automatic change to existing contractual arrangements; however, the Trustees (either acting of their own accord or responding to action taken or a proposal by AllianzGI U.S. and/or Virtus) may take such further action as they may deem to be in the best interests of the Shareholders of the relevant Funds.

▪	When are the changes anticipated to go into effective?

The target closing date of the Transition is no later than December 31, 2020.

▪	Does the Transition require shareholder approval?

It is important to note that shareholders are NOT being asked to vote on the Transition itself. Rather, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transition in the summary list above.

The shareholder vote is expected to occur at the joint special meetings to be held at the offices of Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, scheduled for 12:00 p.m., Eastern time, on October 28, 2020. Shareholders will also be able to attend the Meetings virtually via webcast.

▪	What are the voting requirements for each of the Proposals?

In each case, each Fund’s Shareholders can effectively approve a Proposal by an affirmative vote of a majority of the outstanding shares of that Fund, which means the affirmative vote of 67% or more of voting shares where a 50% quorum has been reached.

▪	Will there be changes in the fees and expenses of my Fund?

3

As discussed in detail in the proxy statement, investment management fees for the Funds will be maintained at current levels, and the Funds will have expense limitation arrangements in place that will contractually limit each Fund’s total operating expenses so that, on a net basis, such expenses will be equal to or lower than current net total expenses for at least two years following the Closing.

List of Funds to be subadvised by AllianzGI U.S. following the Transition to Virtus as the Investment Adviser:

Closed Fund Fund	NYSE Ticker	CUSIP
ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND	AIO	01883M101
ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND	CBH	01883H102
ALLIANZGI CONVERTIBLE & INCOME FUND	NCV	018828103
ALLIANZGI CONVERTIBLE & INCOME FUND II	NCZ	018825109
ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND	ACV	01883J108
ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND	NIE	018829101
ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND	NFJ	01883A107

Fund to be subadvised by the Value Equity investment team, following the Transition to Virtus as the Investment Adviser:

Closed Fund Fund	NYSE Ticker	CUSIP
ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND	NFJ	01883A107

For any questions regarding the Proxy Statement, Shareholders should contact AST Fund Solutions, LLC at 1-877-361-7967. For questions related to the Funds, Shareholders should visit Funds’ website at us.allianzgi.com.

4

AllianzGI Funds

Level I Answering Machine Script

Hello.

I am calling regarding your investment with the AllianzGI Funds.

The Special Meeting of Shareholders is scheduled to take place on October 28, 2020. All shareholders are being asked to consider and vote on important matters. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-866-342-4883 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

AllianzGI Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with AllianzGI Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on October 28, 2020.

Have you received the information?

(Pause for response)

If “Yes” or positive response:
If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposals.

If “No” or negative response:
I would be happy to review the meeting agenda and record your vote by phone. However, the Board of Trustees is recommending a vote “In Favor” of the proposals.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with AllianzGI Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms.                     , your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

Updated 09-17-2020

Allianz Global Investors U.S. LLC 1633 Broadway, New York, NY 10019 allianzgi.com

October 9, 2020

RE:	ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

Dear Valued Shareholder:

As a shareholder in one of the above mentioned Funds, we mailed time sensitive proxy voting material to you requesting your vote on important proposals relating to the operation of the Fund. According to our records, we have not received your proxy vote.

If the Fund does not receive sufficient votes to pass the proposals as detailed in the proxy materials previously mailed to you, we may occasionally call shareholders to encourage them to vote. In efforts to keep Fund costs down, we’d greatly appreciate your vote on these important proposals.

Voting is easy and fast. You can vote your proxy using one of the options below:

●	Online: Visit the website indicated on the proxy card
●	Phone: Call (866) 342-4883. You can speak to a live operator if you need assistance
●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

By casting your proxy vote now, you ensure your shares are represented and that we won’t contact you further relating to this issue.

Shareholders will vote on the proposals at the Special Meeting of Shareholders to be held on October 28, 2020. Detailed information about the Special Meeting of Shareholders and the proposals can be found in the proxy statement, or online at: https://vote.proxyonline.com/Allianz/docs/CEFSpecialMeeting.pdf

If you have any questions about these proposals, you may contact your financial advisor or AST Fund Solutions at (866) 342-4883.

Sincerely,

Thomas J. Fuccillo

President and Chief Executive Officer

R1-AGI-B1